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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                     December 14, 1999 (September 30, 1999)
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                                  AMSURG CORP.
             (Exact Name of Registrant as Specified in its Charter)

              TENNESSEE                   000-22217            62-1493316
   (State or other jurisdiction of       (Commission        (I.R.S. employer
   incorporation or organization)        File Number)       identification no.)

        20 BURTON HILLS BOULEVARD
          NASHVILLE, TENNESSEE                                      37215
(Address of principal executive offices)                         (Zip code)



                                 (615) 665-1283
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

       Subsequent to the acquisition of certain intangible assets owned by the shareholders of Ocean Surgical Pavilion, Inc. as originally reported in the Current Report on Form 8-K dated October 8, 1999, the Registrant has determined that the business acquired no longer meets the significant subsidiary test requiring financial reporting under Regulation S-X. Therefore, no financial statements pursuant to Item 7 are being filed.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                      AMSURG CORP.

Date:  December 14, 1999              By: /s/ Claire M. Gulmi
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                                          CLAIRE M. GULMI

                                          Senior Vice President and Chief
                                          Financial Officer
                                          (Principal Financial and Duly
                                          Authorized Officer)



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